Exhibit 32.2


        CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND
         18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of Zunicom, Inc. and Subsidiary (the "Company") Quarterly Report on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, John C. Rudy, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                 (1)  The Report fully complies with the requirements of
                      section 13(a) or 15(d) of the Securities Act of 1934;
                      and

                 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,


/s/ John C. Rudy
----------------------
John C. Rudy
Chief Financial Officer
(principal financial officer

November 14, 2010



























                                Exhibit 32.2 - 1